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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 29, 2002
                                -----------------


                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


          New York                     0-18539                 16-1332767
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)        Identification Number)


 14-16 North Main Street, Angola, New York                       14006
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  (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (716) 549-1000
                                                           ---------------


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ITEM 5. OTHER EVENTS

     Evans Bancorp, Inc. is filing herewith a press release issued on January 29, 2002 which is included herein. This press release was issued to announce the 2001 and fourth quarter earnings.

ITEM 7.FINANCIAL STATEMENT AND EXHIBITS

     The following exhibit is included herein:

     99.1             January 29, 2002 Press Release


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EVANS BANCORP, INC.

                                              By: /s/James Tilley
                                                  ----------------------------
                                                  James Tilley, President


January 29, 2002